UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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NATIONAL GRAPHITE CORP.
(Name of Registrant as Specified In Charter)

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NATIONAL GRAPHITE CORP.

National Graphite Corp.
c/o econico Deutschland GmbH
Schadowstr. 72
D - 40212 Duesseldorf
Phone: +49 - 211 - 2479310

This Information Statement is furnished by National Graphite Corp., a Nevada corporation (“NGRC” or the “Company”) to advise our stockholders of the following corporate actions taken by written consent of the majority of issued and outstanding shares of common stock:

1.           The ratification of the adoption by the Board of Directors of the National Graphite Corp. 2015 Equity Incentive Plan (the “2015 Plan”), a copy of which is attached hereto as Appendix A;

2.           The ratification and approval of the merger between the Company and its wholly owned subsidiary, Biotech Development Corp., a Nevada corporation (“BDC”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) a copy of which is attached hereto as Appendix B, whereby BDC will merge with and into the Company and the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

3.           The ratification and approval of changing the Company’s name to econico Inc., or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion.

4.           The ratification and approval of the Amended and Restated Articles of Incorporation, a copy of which are attached hereto as Appendix C, in their entirety, including increasing the number of shares of Common Stock that the Company to issue is authorized to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and

5.           The ratification and adoption of the Amended and Restated Bylaws of the Company, a copy of which are attached hereto as Appendix D.

On October 2, 2015, Stockholders of the Company owning a majority of the outstanding voting securities of the Company entitled to vote on the above matters authorized the above corporate actions by written consent of stockholders, in accordance with the requirements of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying Information Statement is furnished pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), for the purpose of informing our stockholders of the actions described above before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the actions by stockholder consent will take effect 21 calendar days following the mailing of this Information Statement to stockholders (the “Effective Date”). These actions have been approved by our Board of Directors and the holders of a majority of the Company’s Common Stock outstanding. The Company is not soliciting proxies.

This Information Statement is being mailed on or about November [___], 2015 to stockholders of record of National Graphite Corp., as of October 15, 2015 (the “Record Date”) and is being delivered to our stockholders in connection with the corporate actions set forth above and described in more detailed below which have been approved by the written consent of stockholders holding in the aggregate 74.10% of our outstanding shares entitled to vote on such corporate action.  All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries, and other like parties.

Ulrike Dickmann
Chairman of the Board

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On September 17, 2015, our Board of Directors adopted the National Graphite Corp. 2015 Equity Incentive Plan (the “2015 Plan”) to provide the method whereby chosen key employees, consultants, advisors and persons providing services to the Corporation may be offered incentives in addition to those presently available, and reserved 10,000,000 shares of the Company’s Common Stock for issuance pursuant to the 2015 Plan.

On October 2, 2015, our Board of Directors by unanimous written consent authorized and approved:

•
the merger of  Biotech Development Corp., a Nevada corporation (“BDC”), a wholly-owned subsidiary of the Company, with and into the Company whereupon the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

•	the change the Company’s name to “econico Inc.” or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion;

•
the Amendment and Restatement of the Articles of Incorporation, in their entirety, including increasing the number of shares of Common Stock that the Company to issue is authorized to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and

•	the adoption of the Amended and Restated the By-laws in their entirety.

On October 2, 2015, the above actions taken by the Board of Directors were ratified by written consent of stockholders holding a majority of the outstanding voting stock of the Company.

Accordingly, the Board of Directors will proceed with the taking following actions 21 days after the mailing of this Information Statement:

1.           The filing of this Information Statement;

2.           The filing of Articles of Merger with the Secretary of State of Nevada whereby the Company’s wholly-owned subsidiary, BDC, will merge with and into the Company and the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

3.           The filing of a Certificate of Amendment of the Articles of Incorporation to change the name of the Company to econico Inc.;

4.           The filing of Amended and Restated the Articles of Incorporation, which among other things, increased the number of shares of Common Stock that the Company to issue is authorized to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”);

5.           The adoption of the Amended and Restated the Bylaws of the Company; and

6.           The ratification of the 2015 Plan.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the above corporate actions.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Ulrike Dickmann, the CEO, President, and a director of the Company is the owner of 15,125,000 shares of Common Stock of the Company.

There shall be no increase or decrease in the number of shares owned by any stockholder as a result of the increase of the number of shares of common stock which the Company will be authorized to issue, and no change in any right, preference, privilege or priorities of any stockholder.  Other than as set forth above, no director, executive officer, nominee for election as a director has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the twelve month periods ended December 31, 2014 and 2013 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year Ended Dec. 31	Salary ($)		Stock Award(s) ($)	Option Awards $	Non-Equity Incentive Plan Compen-sation	All Other Compen-sation ($)	Total ($)
(a)	(b)	(c)		(e)	(f)	(g)	(i)	(j)

Ulrike Dickmann (2)	2014	$	-(1)	-	$-	-	$-	$	-(1)
President and CEO	2013	$	-(1)	-	$-	-	$-	$	-(1)

Martina Helmes (3)	2014	$	-(1)	-	$-	-	$-	$	-(1)
Secretary	2013	$	-(1)	-	$-	-	$-	$	-(1)

Wolfgang Kochs	2014	$	-(1)	-	$-	-	$-	$	-(1)
CFO	2013	$	-(1)	-	$-	-	$-	$	-(1)

(1)  These officers were appointed to their offices on October 24, 2014, therefore there was no compensation paid in 2013. Additionally, no compensation was paid during the remainder of 2014 to any of the above listed officers.
(2) On September 17, 2015, the Company entered into an employment agreement with Ulrike Dickmann, see below for contract details.
(3) On October 1, 2015, Martina Helmes resigned from her officer and director positions.

Narrative Disclosure to Summary Compensation Table

On September 17, 2015, the Company entered into an Employment Agreement with, and to continue the employment of, Ulrike Dickmann, the President and CEO of the Company.  The term of Employment Agreement began on September 17, 2015, (the “Effective Date”) and shall continue for a period of three years until September 16, 2018, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, NGRC agrees to pay Ms. Dickmann a Base Salary of one hundred eighty thousand dollars ($180,000) per year.

In addition, NGRC granted Ms. Dickmann a Stock Option pursuant to the 2015 Equity Incentive Plan, to purchase 300,000 shares of common stock, as adjusted for stock splits, combinations, recapitalizations, and the like, at an exercise price of $0.10 per share.  One-third (1/3) of the total number of shares subject to the Options shall vest and become exercisable at the Effective Date, one-third shall vest and become exercisable on the first anniversary of the Effective Date, and the remaining one-third (1/3) shall vest and become exercisable on the second anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

A copy of Ms. Dickmann’s Employment Agreement was filed as Exhibit 10.02 on Form 8-K dated September 21, 2015.  The foregoing descriptions of the Employment Agreements are qualified in its entirety by reference to the full text of such agreements.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

There was no compensation paid to any director who was a Named Executive Officer during the year ended December 31, 2014.   There were no Directors during the year ended December 31, 2014 who were not also Named Executive Officers.

There are no employment contracts, compensatory plans or arrangements, including payments to be received from NGRC with respect to any Director that would result in payments to such person because of his or her resignation with NGRC, or its subsidiaries, any change in control of the Company. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014

The following table provides information for the named executive officers on stock option holdings as of the end of 2014.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date

Ulrike Dickmann (1) (2)	0	0	0	$ -	-

Martina Helmes (1) (3)	0	0	0	$ -	-

Wolfgang Kochs (1)	0	0	0	$ -	-

(1)  These individuals were appointed to their offices on October 24, 2014, there were no equity awards made in 2014, nor were any equity awards outstanding in 2014.
(2) On September 17, 2015 the Company enacted the 2015 Equity Incentive Plan, see below for details.  Additionally, on September 17, 2015, the Company entered into an employment agreement with Ulrike Dickmann, see Executive Compensation above for details.
(3) On October 1, 2015, Martina Helmes resigned from her officer and director positions.

On September 17, 2015, the Board of Directors of the Company approved and adopted the 2015 Equity Incentive Plan (the “Plan”) subject to approval by our stockholders. Under the Plan, certain employees, directors and consultants of the Company are eligible for grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards. Ten million (10,000,000) shares of the Company’s common stock have been reserved and authorized for issuance pursuant to the terms of the plan.  The Plan is administered by a committee comprised of the Board of Directors or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The committee determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.  A copy of the Plan was filed as Exhibit 10.01 on Form 8-K dated September 21, 2015. The foregoing description is subject to, and qualified in its entirety by, the Plan.

On September 17, 2015, the Company granted Ulrike Dickmann a Stock Option to purchase 300,000 shares of common stock, as adjusted for stock splits, combinations, recapitalizations, and the like, at an exercise price of $0.10 per share.  One-third (1/3) of the total number of shares subject to the Options shall vest and become exercisable at the Effective Date, one-third shall vest and become exercisable on the first anniversary of the Effective Date, and the remaining one-third (1/3) shall vest and become exercisable on the second anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, October 15, 2015, there were 109,572,941 shares of Common Stock issued and outstanding.  No shares of Preferred Stock are outstanding.  Each holder of shares of Common Stock is entitled to one vote for each such share held by such holder.  Ulrike Dickmann, the President, CEO, and a director of the Company was the record owner with respect to 15,125,000 shares of common stock, which represented 13.80% of the issued and outstanding common stock of the Company.   Stockholders Axel Kutcher and Tom Koechlin, are the record owners of 20,100,000 and 5,500,000 shares of common stock, respectively, which represented 18.34% and 5.01%, respectively of the issued and outstanding common stock of the Company and as a result of their ownership are considered affiliates of the Company. The corporate actions described herein were approved by Ulrike Dickmann, Alex Kutscher, Tom Koechlin, as well as certain other non-affiliates owning collectively an additional 40,464,409 shares of common stock of the Company

Security Ownership of Certain Beneficial Owners

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities of any person known to the Company to be the beneficial owner of more than five percent, as of the close of business on October 15, 2015.  As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Axel Kutscher Heusserstrasse 17 8634 Hombrechtikon Switzerland	20,100,000	18.34%

Frank Petermyer Heusserstrasse 17 8634 Hombrechtikon Switzerland	20,100,000	18.34%

Ulrike Dickmann Linenstrasse 3 40227 Dusseldorf Germany	15,125,000	13.80%

Tom Koechlin Grellngerstr 35 Basel, Switzerland Ch-4050	5,500,000	5.01%

Total	60,825,5000	55.51%

Security Ownership of Management

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities by all directors and nominees, and each of the executive officers as of October 15, 2015. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Ulrike Dickmann Linenstrasse 3 40227 Dusseldorf Germany	15,125,000	13.80%

Wolfgang Kochs Poststrasse 42 40667 Meerbusch Germany	0	0.0%

Verena Becchio Kanstr.14 Zuerich CH 8044 Switzerland	0	0.0%

All Officers and Directors as a group (3 individuals)	15,125,000	13.80%

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Description of Securities

Common Stock

The Company's current Articles of Incorporation currently authorizes the issuance of 499,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”).  Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent (50%) or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board of Directors out of the funds legally available therefor at that time. It is the Company’s present intention to retain earnings, if any, for use in its business.

Preferred Stock

The Articles of Incorporation currently authorize the issuance of 1,000,000 shares of preferred stock, $0.001 par value (the “Preferred Stock”) with designations, rights and preferences determined from time to time by the Board of Directors. No shares of preferred stock have been designated, issued or are outstanding.   The Board of Directors is empowered, without stockholder approval, to issue up to 1,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock.  Under the Amended and Restated Articles of Incorporation, no preferred stock will be authorized and any proposed issuance of preferred stock will the required the future approval of the board of directors and the stockholders of the Company.

Dividends

Payment of dividends on the Common Stock and Preferred Stock is within the discretion of the Board of Directors, is subject to state law, and will depend upon the Company's earnings, if any, its capital requirements, financial condition and other relevant factors.

NOTICE TO STOCKHOLDERS ACTIONS APPROVED BY
WRITTEN CONSENT IN LIEU MEETING

The following actions were taken upon the unanimous recommendation of the Company’s Board and the written consent of the consenting stockholders in lieu of a meeting of stockholders:

RATIFICATION OF THE 2015 EQUITY INCENTIVE PLAN

On September 17, 2015, the Board of Directors adopted the 2015 Plan and reserved 10,000,000 shares of the Company’s Common Stock for issuance pursuant to the 2015 Plan, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Ratification

The ratification of the approval of the plan will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders.

APPROVAL TO THE MERGER OF BIOTECH DEVELOPMENT CORP., A WHOLLY OWNED SUBSIDIARY, WITH AND INTO THE COMPANY.

On October 2, 2015, the Board of Directors approved the merger of Biotech Development Corp., a wholly owned subsidiary, with and into the Company, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Merger

The Merger will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the Articles of Merger as attached hereto as Appendix B, with the Secretary of State of Nevada.

APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE OF THE NAME OF THE COMPANY TO ECONICO, INC.

On October 2, 2015, the approval by the Board of Directors of the name change of the Company to “econico, Inc.” or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Name Change

The name change will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the Amended and Restated Articles of Incorporation as attached hereto as Appendix B, with the Secretary of State of Nevada.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the name change, shares held by stockholders through a bank, broker, custodian or other nominee will not need to do anything with regard to their shares.  Banks, brokers, custodians or other nominees will be instructed to effect the name change for their beneficial holders holding our common stock in street name.  Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action with regard to their stock.

Holders of Common Stock in Certificate Form

Certain of our holders of common stock may hold some or all of their shares in certificate form.  Following the name change, the share certificates representing the Shares will continue to be valid, however, in the future, new share certificates will be issued reflecting the name change, but this in no way will affect the validity of your current share certificates.  Certificates representing the name change will be issued in due course as old Share certificates are tendered for exchange or transfer to our transfer agent.  As applicable, new share certificates evidencing the new name that are issued in exchange will contain the same restrictive legend as on the old certificates.  We will bear the costs of the issuance of the additional stock certificates.

FINRA Approval of Name Change

Because our common stock is currently quoted on the OTC Markets, the name change will also require processing by the Financial Industry Regulatory Authority, Inc. (FINRA) pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for this action to be recognized in the market for trading purposes.

APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE.

On October 2, 2015, the Board of Directors approved the Amended and Restated Articles of Incorporation, which among other things, increased the number of shares of Common Stock which the Company is authorized to issue, to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.   A copy of the Amended and Restated Articles of Incorporation as attached hereto as Appendix C.

Effect of Amended and Restated Articles of Incorporation

As a result of the Amended and Restated Articles of Incorporation, the Company will be authorized to issue 500,000,000 shares of Common Stock, $0.001 par value per share.

The terms of the shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any authorized but unissued shares of stock of the Company, if and when the Board of Directors authorizes the issuance of additional shares of Common, such issuance with dilute and reduce the current stockholders' respective percentage ownership interest.   The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Articles of Incorporation.

The Company believes that the increase in authorized Common shares will provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock based acquisitions, present and future employee benefit programs and other corporate purposes.

The Company believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special meeting of the Stockholders.

At the current time the Company is not contemplating using any of the additional authorized shares for any exchange, acquisition, merger or other similar transaction.

Effective Date of Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation as attached hereto as Appendix C will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the same with the Secretary of State of Nevada.

APPROVAL TO AMEND AND RESTATE THE BYLAWS OF THE COMPANY

On October 2, 2015, the Board of Directors approved the Amended and Restated Bylaws, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effect of Amended and Restated Bylaws

There were no material changes made to the Company’s Bylaws.  They were updated and brought into compliance as to sections of the Nevada Revised Statutes.

Effective Date of Amended and Restated Bylaws

The Amended and Restated Bylaws as attached hereto as Appendix D will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to: (1) ratify the adoption of the 2015 Plan; (2) ratify and approve the merger of Biotech Development Corp., a wholly-owned subsidiary of the Company, with and into the Company; (3) ratify and approve the change of the Company’s name to econico Inc.; (4) ratify and approve the Amended and Restated the Articles of Incorporation; and (5) ratify the adoption of the Amended and Restated By0-laws of the Company.

The requisite vote was obtained through the written consent of affiliates Ulrike Dickmann, Alex Kutscher, Tom Koechlin, collectively owning of record 40,725,000 shares of common stock, as well as certain other non-affiliates owning an additional 40,464,409 shares of common stock, for an aggregate of 81,189,409 shares of common stock representing 74.10% of the issued and outstanding shares of Common Stock of the Company as of October 15, 2015, approving the aforementioned actions.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company obtained the requisite stockholder vote for the items described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock.  This information statement is for informational purposes only.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as that term is defined in the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “believe” or “should” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Delivery of Documents to Stockholders Sharing an Address

Unless we have received contrary instructions from a stockholder, we will deliver only copy of this Information Statement, to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement and the Annual Report to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement and the Annual Report, may direct such request to National Graphite Corp., 291 South 200 West, Farmington, Utah, telephone: (801) 550-8246.  Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

By Order of the Board of Directors

November ___, 2015

Ulrike Dickmann
Chairman of the Board

Appendix A

2015 Equity Incentive Plan

Appendix B

Merger Agreement

Appendix C

Amended and Restated Articles of Incorporation

Appendix D

Amended and Restated By-laws